SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: August 30, 2001 (Date of earliest event reported) GS Mortgage Securities Corporation II (Sponsor) (Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1997-GL 1) Exact name of registrant as specified in charter) Delaware 33-99774-02 22-3442024 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 85 Broad Street, New York, New York 10004 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (212) 902-1000 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-GL1 issued pursuant to, a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling and Servicing Agreement"), by and among GS Mortgage Securities Corporation II, as sponsor, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as trustee and REMIC administrator, and ABN AMRO Bank, N.V., as fiscal agent. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A and Class X-2 Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (File No.333-27083) (the "Registration Statement"). Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement. Pursuant to an EDGAR continuing hardship exemption granted by the Securities and Exchange Commission by letter dated November 5, 1997 as provided in Rule 202 of Regulation S-T, certain information received from the borrowers under the loan documents will be filed separately in paper format. This Current Report is being filed by the Trustee, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Trustee by one or more of the Master Servicer, the Special Servicer or other third parties without independent review or investigation by the Trustee. Pursuant to the Pooling and Servicing Agreement,the Trustee is not responsible for the accuracy or completeness of such information. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND Exhibits Exhibit No. Description 99.1 * Certain information received from the borrowers pursuant to the loan documents. 99.2 * Consent of KPMG LLP *IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS EXHIBIT IS BEING FILED IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GS MORTGAGE SECURITIES CORPORATION II, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: August 30, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Sachiko Nishida (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 GMAC Commercial Mortgage Corporation, as Servicer CapMark Services, L.P., as Special Servicer Commercial Mortgage Pass-Through Certificates Series 1997-GL1 ABN AMRO Acct: 67-7793-002 Payment Date: 08/14/01 Prior Payment: 07/13/01 Record Date: 07/31/01 A-1 Record Date: 08/10/01 WAC: 8.000103% 0 0 Number Of Pages Table Of Contents 1 REMIC Certificate Report 6 Other Related Information 3 Asset Backed Facts Sheets 1 Delinquency Loan Detail Loan Level Listing 1 Total Pages Included In This Package 12 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Upper Tier Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 50,000,000.00 25,034,504.77 0.00 36228CAJ2 1000.000000000 500.690095400 0.000000000 A-2A 131,100,000.00 24,669,982.27 784,985.50 36228CAK9 1000.000000000 188.176828909 5.987684973 A-2B 240,900,000.00 240,900,000.00 0.00 36228CAL7 1000.000000000 1000.000000000 0.000000000 A-2C 30,000,000.00 30,000,000.00 0.00 36228CAM5 1000.000000000 1000.000000000 0.000000000 A-2D 222,190,000.00 222,190,000.00 0.00 36228CAN3 1000.000000000 1000.000000000 0.000000000 X-1A 50,000,000.00 N25,034,504.77 0.00 36228CAX1 1000.000000000 500.690095400 0.000000000 X-1B 50,000,000.00 N25,034,504.77 0.00 9ABSA668 1000.000000000 500.690095400 0.000000000 X-2 892,890,000.00 N786,459,982.27 0.00 36228CAY9 1000.000000000 880.802766601 0.000000000 B 78,160,000.00 78,160,000.00 0.00 36228CAP8 1000.000000000 1000.000000000 0.000000000 C 14,660,000.00 14,660,000.00 0.00 36228CAQ6 1000.000000000 1000.000000000 0.000000000 D 53,750,000.00 53,750,000.00 0.00 36228CAR4 1000.000000000 1000.000000000 0.000000000 E 14,650,000.00 14,650,000.00 0.00 36228CAS2 1000.000000000 1000.000000000 0.000000000 F 48,860,000.00 48,860,000.00 0.00 36228CAT0 1000.000000000 1000.000000000 0.000000000 G 58,620,000.00 58,620,000.00 0.00 36228CAU7 1000.000000000 1000.000000000 0.000000000 H 34,208,999.00 34,208,999.00 0.00 36228CAW3 1000.000000000 1000.000000000 0.000000000 R 0.00 0.00 0.00 9ABSA679 1000.000000000 0.000000000 0.000000000 977,098,999.00 845,703,486.04 784,985.50 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 25,034,504.77 36228CAJ2 0.000000000 0.000000000 500.690095400 A-2A 0.00 0.00 23,884,996.77 36228CAK9 0.000000000 0.000000000 182.189143936 A-2B 0.00 0.00 240,900,000.00 36228CAL7 0.000000000 0.000000000 1000.000000000 A-2C 0.00 0.00 30,000,000.00 36228CAM5 0.000000000 0.000000000 1000.000000000 A-2D 0.00 0.00 222,190,000.00 36228CAN3 0.000000000 0.000000000 1000.000000000 X-1A 0.00 0.00 25,034,504.77 36228CAX1 0.000000000 0.000000000 500.690095400 X-1B 0.00 0.00 25,034,504.77 9ABSA668 0.000000000 0.000000000 500.690095400 X-2 0.00 0.00 785,674,996.77 36228CAY9 0.000000000 0.000000000 879.923615193 B 0.00 0.00 78,160,000.00 36228CAP8 0.000000000 0.000000000 1000.000000000 C 0.00 0.00 14,660,000.00 36228CAQ6 0.000000000 0.000000000 1000.000000000 D 0.00 0.00 53,750,000.00 36228CAR4 0.000000000 0.000000000 1000.000000000 E 0.00 0.00 14,650,000.00 36228CAS2 0.000000000 0.000000000 1000.000000000 F 0.00 0.00 48,860,000.00 36228CAT0 0.000000000 0.000000000 1000.000000000 G 0.00 0.00 58,620,000.00 36228CAU7 0.000000000 0.000000000 1000.000000000 H 0.00 0.00 34,208,999.00 36228CAW3 0.000000000 0.000000000 1000.000000000 R 0.00 0.00 0.00 9ABSA679 0.000000000 0.000000000 0.000000000 0.00 0.00 844,918,500.54 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) A-1 90,346.75 0.00 4.060000000% 36228CAJ2 1.806935000 0.000000000 3.890000000% A-2A 142,674.73 0.00 6.940000000% 36228CAK9 1.088289321 0.000000000 Fix A-2B 1,377,145.00 0.00 6.860000000% 36228CAL7 5.716666667 0.000000000 Fix A-2C 173,250.00 0.00 6.930000000% 36228CAM5 5.775000000 0.000000000 Fix A-2D 1,284,998.83 0.00 6.940000000% 36228CAN3 5.783333318 0.000000000 Fix X-1A 0.00 0.00 36228CAX1 0.000000000 0.000000000 X-1B 11,253.01 0.00 0.539399760% 9ABSA668 0.225060200 0.000000000 0.505687447% X-2 663,825.48 0.00 1.012881270% 36228CAY9 0.743457178 0.000000000 1.012829300% B 461,684.17 0.00 7.088293230% 36228CAP8 5.906911080 0.000000000 7.088359130% C 87,083.98 0.00 7.128293230% 36228CAQ6 5.940244202 0.000000000 7.128359130% D 320,183.97 0.00 7.148293230% 36228CAR4 5.956911070 0.000000000 7.148359130% E 88,123.33 0.00 7.218293230% 36228CAS2 6.015244369 0.000000000 7.218359130% F 296,755.01 0.00 7.288293230% 36228CAT0 6.073577773 0.000000000 7.288359130% G 378,992.62 0.00 7.758293230% 36228CAU7 6.465244285 0.000000000 7.758359130% H 229,436.71 0.00 8.048293230% 36228CAW3 6.706910951 0.000000000 8.048359130% R 0.00 0.00 9ABSA679 0.000000000 0.000000000 5,605,753.59 0.00 Middle Tier Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 MA-1 50,000,000.00 25,034,504.77 0.00 None 1000.000000000 500.690095400 0.000000000 MA-2A 131,100,000.00 24,669,982.27 784,985.50 None 1000.000000000 188.176828909 5.987684973 MA-2B 240,900,000.00 240,900,000.00 0.00 None 1000.000000000 1000.000000000 0.000000000 MA-2C 30,000,000.00 30,000,000.00 0.00 None 1000.000000000 1000.000000000 0.000000000 MA-2D 222,190,000.00 222,190,000.00 0.00 None 1000.000000000 1000.000000000 0.000000000 MX-1B 50,000,000.00 N25,034,504.77 0.00 None 1000.000000000 500.690095400 0.000000000 MB 78,160,000.00 78,160,000.00 0.00 None 1000.000000000 1000.000000000 0.000000000 MC 14,660,000.00 14,660,000.00 0.00 None 1000.000000000 1000.000000000 0.000000000 MD 53,750,000.00 53,750,000.00 0.00 None 1000.000000000 1000.000000000 0.000000000 ME 14,650,000.00 14,650,000.00 0.00 None 1000.000000000 1000.000000000 0.000000000 MF 48,860,000.00 48,860,000.00 0.00 None 1000.000000000 1000.000000000 0.000000000 MG 58,620,000.00 58,620,000.00 0.00 None 1000.000000000 1000.000000000 0.000000000 MH 34,208,999.00 34,208,999.00 0.00 None 1000.000000000 1000.000000000 0.000000000 MR 0.00 0.00 0.00 9ABSA680 1000.000000000 0.000000000 0.000000000 977,098,999.00 845,703,486.04 784,985.50 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 MA-1 0.00 0.00 25,034,504.77 None 0.000000000 0.000000000 500.690095400 MA-2A 0.00 0.00 23,884,996.77 None 0.000000000 0.000000000 182.189143936 MA-2B 0.00 0.00 240,900,000.00 None 0.000000000 0.000000000 1000.000000000 MA-2C 0.00 0.00 30,000,000.00 None 0.000000000 0.000000000 1000.000000000 MA-2D 0.00 0.00 222,190,000.00 None 0.000000000 0.000000000 1000.000000000 MX-1B 0.00 0.00 25,034,504.77 None 0.000000000 0.000000000 500.690095400 MB 0.00 0.00 78,160,000.00 None 0.000000000 0.000000000 1000.000000000 MC 0.00 0.00 14,660,000.00 None 0.000000000 0.000000000 1000.000000000 MD 0.00 0.00 53,750,000.00 None 0.000000000 0.000000000 1000.000000000 ME 0.00 0.00 14,650,000.00 None 0.000000000 0.000000000 1000.000000000 MF 0.00 0.00 48,860,000.00 None 0.000000000 0.000000000 1000.000000000 MG 0.00 0.00 58,620,000.00 None 0.000000000 0.000000000 1000.000000000 MH 0.00 0.00 34,208,999.00 None 0.000000000 0.000000000 1000.000000000 MR 0.00 0.00 0.00 9ABSA680 0.000000000 0.000000000 0.000000000 0.00 0.00 844,918,500.54 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) MA-1 90,346.75 0.00 4.060000000% None 1.806935000 0.000000000 3.890000000% MA-2A 165,459.38 0.00 8.048293230% None 1.262085278 0.000000000 8.048359130% MA-2B 1,615,694.87 0.00 8.048293230% None 6.706911042 0.000000000 8.048359130% MA-2C 201,207.33 0.00 8.048293230% None 6.706911000 0.000000000 8.048359130% MA-2D 1,490,208.56 0.00 8.048293230% None 6.706911022 0.000000000 8.048359130% MX-1B 0.00 0.00 None 0.000000000 0.000000000 MB 524,212.17 0.00 8.048293230% None 6.706911080 0.000000000 8.048359130% MC 98,323.32 0.00 8.048293230% None 6.706911323 0.000000000 8.048359130% MD 360,496.47 0.00 8.048293230% None 6.706911070 0.000000000 8.048359130% ME 98,256.25 0.00 8.048293230% None 6.706911263 0.000000000 8.048359130% MF 327,699.65 0.00 8.048293230% None 6.706910561 0.000000000 8.048359130% MG 393,159.12 0.00 8.048293230% None 6.706910952 0.000000000 8.048359130% MH 229,436.71 0.00 8.048293230% None 6.706910951 0.000000000 7.940132330% MR 0.00 0.00 9ABSA680 0.000000000 0.000000000 5,594,500.58 0.00 Lower Tier Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 LA-1T 49,500,000.00 24,784,159.72 0.00 None 1000.000000000 500.690095354 0.000000000 LA-1S 500,000.00 250,345.05 0.00 None 1000.000000000 500.690100000 0.000000000 LF-T 917,828,010.00 812,462,292.46 777,135.64 None 1000.000000000 885.201021987 0.846711619 LF-S 9,270,990.00 8,206,689.83 7,849.84 None 1000.000000000 885.201022760 0.846710006 LR 0.00 0.00 0.00 9ABSA691 1000.000000000 0.000000000 0.000000000 977,099,000.00 845,703,487.06 784,985.48 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 LA-1T 0.00 0.00 24,784,159.72 None 0.000000000 0.000000000 500.690095354 LA-1S 0.00 0.00 250,345.05 None 0.000000000 0.000000000 500.690100000 LF-T 0.00 0.00 811,685,156.82 None 0.000000000 0.000000000 884.354310368 LF-S 0.00 0.00 8,198,839.99 None 0.000000000 0.000000000 884.354312754 LR 0.00 0.00 0.00 9ABSA691 0.000000000 0.000000000 0.000000000 0.00 0.00 844,918,501.58 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) LA-1T 89,443.28 0.00 0.000000000% None 1.806934949 0.000000000 4.060000000% LA-1S 903.47 0.00 3.890000000% None 1.806940000 0.000000000 4.060000000% LF-T 5,449,112.31 0.00 3.890000000% None 5.936964497 0.000000000 8.048293230% LF-S 55,041.54 0.00 8.048359130% None 5.936964661 0.000000000 8.048293230% LR 0.00 0.00 8.048359130% 9ABSA691 0.000000000 0.000000000 5,594,500.60 0.00 Grantor Trust Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 Q 0.00 0.00 0.00 9ABSA678 1000.000000000 0.000000000 0.000000000 0.00 0.00 0.00 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 Q 0.00 0.00 0.00 9ABSA678 0.000000000 0.000000000 0.000000000 0.00 0.00 0.00 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) Q 0.00 0.00 9ABSA678 0.000000000 0.000000000 0.00 0.00 0.000000000% Grantor Trust Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 M 10,276,354.00 9,913,261.78 7,786.25 36228CAV5 1000.000000000 964.667213683 0.757686043 10,276,354.00 9,913,261.78 7,786.25 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 M 0.00 0.00 9,905,475.53 36228CAV5 0.000000000 0.000000000 963.909527640 0.00 0.00 9,905,475.53 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) M 69,883.41 0.00 8.186500000% 36228CAV5 6.800408722 0.000000000 69,883.41 0.00 Other Related Information Stated Principal Balance Of The Mortgage Pool Subsequent 0.00 Prior Distribution Date Stated Principal Balance Of The Mortgage Pool Subsequent 0.00 to Current Distribution Date Servicing Fee Breakdown Current Period Accrued Servicing Fees 32,342.23 Less Delinquent Servicing Fees 0.00 Plus Additional Servicing Fees 0.00 Less Reductions To Servicing Fees 0.00 Total Servicing Fees Collected 32,342.23 Special Servicing Fees 0.00 Trustee Fees 3,656.73 Advances (Interest at Gross) Prior Outstanding Principal Interest Master Servicer: 0.00 0.00 Special Servicer 0.00 0.00 Trustee/Fiscal Agent: 0.00 0.00 Totals: 0.00 0.00 Current Month Principal Interest Master Servicer: 0.00 0.00 Special Servicer 0.00 0.00 Trustee/Fiscal Agent: 0.00 0.00 Totals: 0.00 0.00 Recovered Principal Interest Master Servicer: 0.00 0.00 Special Servicer 0.00 0.00 Trustee/Fiscal Agent: 0.00 0.00 Totals: 0.00 0.00 Advances Outstanding Principal Interest Master Servicer: 0.00 0.00 Special Servicer 0.00 0.00 Trustee/Fiscal Agent: 0.00 0.00 Totals: 0.00 0.00 Allocation Of Interest Shortfalls, Losses & Expenses Accrued Prepayment Beginning Certificate Interest Unpaid Class Interest Shortfall Interest A-1 90,346.75 0.00 0.00 A-2A 142,674.73 0.00 0.00 A-2B 1,377,145.00 0.00 0.00 A-2C 173,250.00 0.00 0.00 A-2D 1,284,998.83 0.00 0.00 X-1A 0.00 0.00 0.00 X-1B 11,253.01 0.00 0.00 X-2 663,825.49 0.00 0.00 B 461,684.17 0.00 0.00 C 87,083.98 0.00 0.00 D 320,183.97 0.00 0.00 E 88,123.33 0.00 0.00 F 296,755.01 0.00 0.00 G 378,992.62 0.00 0.00 H 229,436.71 0.00 0.00 5,605,753.60 0.00 0.00 Ending Interest Unpaid Class Loss Expenses DistributabInterest A-1 0.00 0.00 90,346.75 0.00 A-2A 0.00 0.00 142,674.73 0.00 A-2B 0.00 0.00 1,377,145.0 0.00 A-2C 0.00 0.00 173,250.00 0.00 A-2D 0.00 0.00 1,284,998.8 0.00 X-1A 0.00 0.00 0.00 0.00 X-1B 0.00 0.00 11,253.01 0.00 X-2 0.00 0.00 663,825.48 0.00 B 0.00 0.00 461,684.17 0.00 C 0.00 0.00 87,083.98 0.00 D 0.00 0.00 320,183.97 0.00 E 0.00 0.00 88,123.33 0.00 F 0.00 0.00 296,755.01 0.00 G 0.00 0.00 378,992.62 0.00 H 0.00 0.00 229,436.71 0.00 0.00 0.00 5,605,753.5 0.00 Allocation Of Additonal Interest Proceeds Net Prepayment Default Default Excess Class Premiums Interest Interest Interest A-1 0.00 0.00 0.00 0.00 A-2A 0.00 0.00 0.00 0.00 A-2B 0.00 0.00 0.00 0.00 A-2C 0.00 0.00 0.00 0.00 A-2D 0.00 0.00 0.00 0.00 X-1A 0.00 0.00 0.00 0.00 X-1B 0.00 0.00 0.00 0.00 X-2 0.00 0.00 0.00 0.00 B 0.00 0.00 0.00 0.00 C 0.00 0.00 0.00 0.00 D 0.00 0.00 0.00 0.00 E 0.00 0.00 0.00 0.00 F 0.00 0.00 0.00 0.00 G 0.00 0.00 0.00 0.00 H 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Distribution Delinq 1 Month Delinq 2 Months Date # Balance # Balance 08/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 07/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/15/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 03/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 02/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 01/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 12/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 11/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 10/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 09/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 08/15/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 07/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/15/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% Distribution Delinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 08/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 07/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/15/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 03/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 02/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 01/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 12/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 11/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 10/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 09/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 08/15/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 07/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/15/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% Distribution REO Modifications Date # Balance # Balance 08/14/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 07/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/15/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 04/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 03/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 02/13/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 01/16/01 0 0 0 0 0.00% 0.000% 0.00% 0.000% 12/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 11/14/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 10/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 09/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 08/15/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 07/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 06/13/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% 05/15/00 0 0 0 0 0.00% 0.000% 0.00% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon Remit 08/14/01 0 0 8.0001% 7.9542% 0.00% 0.000% 07/13/01 0 0 7.8104% 7.7657% 0.00% 0.000% 06/13/01 0 0 7.9949% 7.9491% 0.00% 0.000% 05/15/01 0 0 7.8520% 7.8073% 0.00% 0.000% 04/13/01 0 0 8.0370% 7.9912% 0.00% 0.000% 03/13/01 0 0 7.5629% 7.5199% 0.00% 0.000% 02/13/01 0 0 7.9936% 7.9483% 0.00% 0.000% 01/16/01 0 0 8.0605% 8.0148% 0.00% 0.000% 12/13/00 0 0 7.8803% 7.8357% 0.00% 0.000% 11/14/00 0 0 8.0877% 8.0418% 0.00% 0.000% 10/13/00 0 0 7.8865% 7.8418% 0.00% 0.000% 09/13/00 0 0 8.1314% 8.0833% 0.00% 0.000% 08/15/00 0 0 8.1611% 8.1128% 0.00% 0.000% 07/13/00 0 0 7.9463% 7.8995% 0.00% 0.000% 06/13/00 0 0 8.1286% 8.0806% 0.00% 0.000% 05/15/00 0 0 7.9449% 7.8979% 0.00% 0.000% Delinquent Loan Detail Paid Outstanding Disclosure Doc Thru Current P&I P&I Control # Date Advance Advances** A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 1. P&I Advance - Loan delinquent 1 month 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 4. Matured Balloon/Assumed Scheduled Payment ** Outstanding P&I Advances include the current period P&I Advance Out. Property Special Disclosure Doc Protection Advance Servicer Control # Advances Description (Transfer Date Disclosure Doc Foreclosure Bankruptcy REO Control # Date Date Date 01/00/00 01/00/00 01/00/00 Loan Level Detail Property Operating Type Maturity Statement Name Code Date DSCR Date AAPT Libor Component AMixed Use 07/11/27 12/31/00 AAPT Libor Component BMixed Use 07/11/27 12/31/00 Whitehall Pool Mixed Use 09/10/00 Cadillac Fairview PoolRetail 11/11/26 1.866 10/31/00 Montehiedra Retail 04/11/27 1.806 12/31/00 Ritz Plaza Multifamily 05/11/27 380 Madison Office 07/11/14 2.671 12/31/00 CAP Pool Mixed Use 07/11/27 2.221 12/31/00 Century Plaza Towers Office 03/09/27 2.509 12/31/00 AAPT Fixed Mixed Use 07/11/27 2.650 12/31/00 * NOI and DSCR, if available and reportable under the * terms of the agreement are based on information obtained * from the related borrower,and no other party to the agreement * shall be held liable for the accuracy or methodology * used to determine such figures. (1) Legend: A. P&I Adv - in Grace Period B. P&I Adv - < one month delinq 1. P&I Adv - delinquent 1 month 2. P&I Adv - delinquent 2 months 3. P&I Adv - delinquent 3+ months 4. Mat. Balloon/Assumed P&I 5. Prepaid in Full 6. Specially Serviced 7. Foreclosure 8. Bankruptcy Ending Principal Note Name State Balance Rate AAPT Libor Component AVarious 5,034,505 4.760% AAPT Libor Component BVarious 20,000,000 4.590% Whitehall Pool Various 0 0.000% Cadillac Fairview PoolVarious 248,193,642 7.935% Montehiedra Puerto Rico 50,675,592 8.230% Ritz Plaza New York 60,070,943 8.135% 380 Madison New York 89,000,000 7.848% CAP Pool Virginia 84,360,204 7.480% Century Plaza Towers California 220,496,956 8.039% AAPT Fixed Various 67,086,659 7.480% 0 Loan Scheduled Prepayment Status Name P&I Prepayment Date Code (1) AAPT Libor Component A 21,302 0 AAPT Libor Component B 81,600 0 Whitehall Pool 0 0 Cadillac Fairview Pool 1,915,988 0 Montehiedra 399,417 0 Ritz Plaza 469,453 0 380 Madison 601,462 0 CAP Pool 620,372 0 Century Plaza Towers 1,693,936 0 AAPT Fixed 619,552 0